Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Guardian Pharmacy Services, Inc. (the “Company”), do hereby certify, to such officer’s knowledge, that the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David K. Morris
Dated: August 11, 2025	David K. Morris Title: Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

The foregoing certification is furnished and is not deemed filed with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not deemed to be incorporated by reference into any filing of Guardian Pharmacy Services, Inc. under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that Guardian Pharmacy Services, Inc. specifically incorporates it by reference.